UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2009

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 842-2600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 10, 2009, the Board of Directors of Premier Exhibitions, Inc. (the “Company”) approved an amendment to Section 1 of Article III of the Company’s Amended and Restated Bylaws to provide that the Company’s Board of Directors must consist of no fewer than three, but not more than seven, Directors. This amendment will become effective immediately after the Company’s 2009 Annual Meeting of Shareholders. The precedent description of the amendment is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     3.2      Amended and Restated Bylaws of Premier Exhibitions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
By:	/s/ John A. Stone
John A. Stone
Chief Financial Officer

Date: June 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Premier Exhibitions, Inc.